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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 1995
                                                         --------------

                       United States Filter Corporation
                       --------------------------------
            (Exact name of registrant as specified in its charter)


      Delaware                       1-10728                     33-0266015
- ------------------------          ---------------          ---------------------
  (State or other juris-           (Commission                  (IRS Employer
diction of incorporation)          File Number)              Identification No.)


      73-710 Fred Waring Drive, Suite 222, Palm Desert, California 92260
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        (Address of principal executive offices)                (Zip Code)

      Registrant's telephone number, including area code  (619) 340-0098
                                                         -----------------

THIS IS AN ELECTRONIC CONFIRMING COPY OF THE FORM 8-K PAPER SUBMISSION FILED MONDAY, MARCH 20, 1995.
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Item 5.  Other Events

         On March 16, 1995 United States Filter Corporation (the "Company") announced the proposed acquisition of The Permutit Company Limited and The Permutit Company Pty Limited from Thames Water Plc of the United Kingdom. A copy of the press release respecting this acquisition is included as an exhibit to this current report.

Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         (c) Exhibit

             News Release dated March 16, 1995


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNITED STATES FILTER CORPORATION

                                             By:  /s/ Richard J. Heckmann
                                                  ---------------------------
                                                  Richard J. Heckmann
                                                  President

Date: March 17, 1995

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